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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: OCTOBER 18, 2007
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)

   DELAWARE                           1-10235                     36-3555336
   (State of                  (Commission File Number)          (IRS Employer
Incorporation)                                               Identification No.)

                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 - Results of Operations and Financial Condition.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

On October 18, 2007, IDEX Corporation issued a press release announcing financial results for the quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

     99.1   Press release dated October 18, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IDEX CORPORATION


                                        By: /s/ Dominic A. Romeo
                                            ------------------------------------
                                            Dominic A. Romeo
                                            Vice President and Chief Financial
                                            Officer

October 18, 2007

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER   DESCRIPTION
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99.1      Third quarter 2007 earnings release dated October 18, 2007